Supplement dated December 1, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Limited Duration Credit Fund	5/1/2014
Effective December 1, 2014, the following changes are made to the Fund’s prospectus:
The second paragraph under the caption "Principal Investment Strategies" in the "Summary of Columbia VP - Limited Duration Credit Fund" section is hereby superseded and replaced with the following:
The Fund’s duration is managed to help reduce volatility associated with changes in interest rates. Under normal conditions, the Fund will target duration to be similar to or lower than that of the Index, but will not exceed that of the Index by more than one year. As of October 31, 2014, the duration of the Index was 2.82 years.
The second paragraph under the caption "Principal Investment Strategies" in the "More Information About Columbia VP - Limited Duration Credit Fund" section is hereby superseded and replaced with the following:
The Fund’s duration is managed to help reduce volatility associated with changes in interest rates. Under normal conditions, the Fund will target duration to be similar to or lower than that of the Index, but will not exceed that of the Index by more than one year. As of October 31, 2014, the duration of the Index was 2.82 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
Shareholders should retain this Supplement for future reference.
S-6546-41 A (12/14)